UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2026
Sunbelt Rentals Holdings, Inc
(Exact name of registrant as specified in its charter)

Delaware	001-43081	33-3657151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1799 Innovation Pt Fort Mill, SC	29715
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 803-578-5800
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 12, 2026, Sunbelt Rentals Holdings, Inc. (“Sunbelt Rentals” or the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended January 31, 2026. The Company hereby incorporates by reference herein the information set forth in the Press Release, a copy of which is attached hereto as Exhibit 99.1.

As previously announced, the Company has become the parent holding company of Ashtead Group plc, a company limited by shares incorporated under the laws of England and Wales (“Ashtead”), pursuant to a court-approved scheme of arrangement under Part 26 of the U.K. Companies Act 2006, as part of Ashtead’s previously announced intention to transfer its primary listing from the London Stock Exchange to the New York Stock Exchange and to change its corporate domicile to the United States (the “U.S. Redomiciliation”). As a result of the completion of U.S. Redomiciliation, the Company is transitioning its accounting standards from International Financial Reporting Standards to U.S. generally accepted accounting principles (“U.S. GAAP”). On March 12, 2026, the Company posted a presentation in the Investor Relations section of its website at https://ir.sunbeltrentals.com, which presents the Company’s income statement prepared in accordance with U.S. GAAP, by fiscal quarter, beginning with the first quarter of fiscal year 2025. A copy of the presentation is attached hereto as Exhibit 99.2. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

The information furnished under this Item 2.02, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1#	Press Release dated March 12, 2026.
99.2#	U.S. GAAP Presentation dated March 12, 2026.
104#	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunbelt Rentals Holdings, Inc.

Date: March 12, 2026	By:	/s/ Lynne Fuller-Andrews
Name: Lynne Fuller-Andrews
Title: Executive Vice President, General Counsel and Corporate Secretary